DISCOVERY(R) PLUS

                                                                 August 31, 1999

                                   SUPPLEMENT

                        To the May 1, 1999 Prospectus for
                 The Discovery(R) Plus Variable Annuity Contract
             Offered by The Prudential Insurance Company of America

The following replaces the section titled "MUTUAL FUND OFFER" on page 24 of the prospectus:

     MUTUAL FUND OFFER. We may permit the Contract owners under certain qualified plans to exchange their Contracts for shares of certain mutual funds managed by Prudential Funds Investment Management LLC, a wholly-owned subsidiary of Prudential. We will not charge any fee at the time of the exchange. We will waive the following charges that might otherwise be applicable to a withdrawal or surrender of the Contract: the sales charge on withdrawal, the recapture of additional amounts, and the annual administrative charge. In addition, the mutual funds will waive any sales charge that would usually be imposed on the purchase or sale of the mutual fund shares. If the qualified plan has $1 million or more invested in one or more Contracts, the plan will generally be eligible for Class A shares of the mutual funds. If the qualified plan has less than $1 million invested in one or more Contracts, the plan may be eligible for Class C shares of the mutual funds if certain eligibility requirements are met. The plan sponsor, not the participants, may be required to agree to make a payment approximating the Contract's sales charge if the plan terminates its recordkeeping with Prudential and/or makes certain withdrawals from the funds while the Contract's sales charge would have been in effect. Before deciding to make any exchanges, you should carefully read the prospectus for the mutual funds you are considering. The mutual funds are not variable annuity contracts like the Contracts, and therefore any investment in the mutual funds does not come with the same features as the Contracts, such as the death benefit and the right to effect an annuity.